UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2005

PC Connection, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23827	02-0513618
(Commission File Number)	(IRS Employer Identification No.)

Rt. 101A, 730 Milford Road Merrimack, NH	03054
(Address of Principal Executive Offices)	(Zip Code)

(603) 683-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events and Required FD Disclosure

On November 15, 2005, PC Connection, Inc., a Delaware corporation, is planning to participate in the Raymond James IT Supply Chain Conference and will be discussing various aspects of its business. During the course of those discussions, certain limited financial information and other limited facts of its business will be presented to investors. This information is included below as an Exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Presentation for Raymond James IT Supply Chain Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2005	REGISTRANT

PC CONNECTION, INC.

	By:	/s/ JACK FERGUSON
Jack Ferguson Treasurer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation for Raymond James IT Supply Chain Conference.

4